                                                                 EXHIBIT (r)(2)
                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

         Registrant Name                File Nos.
         ---------------                -----------------------------
         SEPARATE ACCOUNT USL VL-R      333-105762 / 811-09359
                                        333-105246 / 811-09359

         SEPARATE ACCOUNT USL VA-R      333-109499 / 811-09007

MERTON BERNARD AIDINOFF               Director            October 21, 2005
-----------------------------
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                    Director             June 29, 2006
-----------------------------
CHARLES H. DANGELO

JOHN QUINLAN DOYLE             Director and President     October 21, 2005
-----------------------------
JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER                 Director             June 29, 2006
-----------------------------
NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                     Director             June 29, 2006
-----------------------------
DAVID NEIL FIELDS

KENNETH VINCENT HARKINS               Director             June 29, 2006
-----------------------------
KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG                 Director            October 21, 2005
-----------------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                   Director            October 21, 2005
-----------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR           Director and Chairman      October 21, 2005
-----------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                        Director            October 21, 2005
-----------------------------
WIN JAY NEUGER

ROBERT S. SCHIMEK              Director, Senior Vice      October 21, 2005
-----------------------------  President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                   Director            October 21, 2005
-----------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                Director            October 21, 2005
-----------------------------
NICHOLAS CHARLES WALSH